SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549



                        FORM 8-A/A-1


      FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
           PURSUANT TO SECTION 12(b) OR (g) OF THE
               SECURITIES EXCHANGE ACT OF 1934




                       FORCENERGY INC
   (Exact name of registrant as specified in its charter)


              Delaware                            65-0429338
(State of Incorporation or organization)       (I.R.S. Employer
                                            Identification Number)


        2730 SW 3rd Avenue
           Miami, Florida                               33129
(Address of principal executive offices)              (Zip code)



Securities to be registered pursuant to Section 12(b) of the
Act:

                                         Name of each exchange
  Title of each class                     on which registered
  -------------------                   -----------------------
Rights to Purchase Junior               New York Stock Exchange
Participating Preferred Stock,
par value $.01 per share


Securities to be registered pursuant to Section 12(g) of the
Act:  None

                          SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              FORCENERGY INC



                              Date: December 23, 1997

                                By: ______________________
                              Name: E. Joseph Grady
                             Title: Vice President - Chief
                                    Financial Officer